Exhibit 10.21.13

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS THIRTEENTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 1, 2020 (this “Amendment”), is by and between QUICKEN LOANS, LLC, a Michigan limited liability company, formerly known as QUICKEN LOANS INC., a Michigan corporation (the “Borrower”) and FIFTH THIRD BANK (the “Lender”).

RECITALS

A.            The Borrower and the Lender are parties to a Credit Agreement dated as of December 30, 2013, as amended by the First Amendment to Credit Agreement dated as of April 21, 2014, as amended by the Second Amendment to Credit Agreement dated as of December 29, 2014, as amended by the Third Amendment to Credit Agreement dated as of April 24, 2015, as amended by the Fourth Amendment to Credit Agreement dated as of December 23, 2015, but effective as of December 29, 2015, as amended by the Fifth Amendment to Credit Agreement dated March 1, 2016, as amended by the Sixth Amendment to Credit Agreement dated February 28, 2017, as amended by the Seventh Amendment to Credit Agreement dated May 24, 2017, as amended by the Eighth Amendment to Credit Agreement dated October 3, 2017, but effective as of September 1, 2017, as amended by the Ninth Amendment to Credit Agreement dated as of November 29, 2017, as amended by the Tenth Amendment to Credit Agreement dated as of February 28, 2018, as amended by the Eleventh Amendment to Credit Agreement dated as of February 28, 2019, and as amended by the Twelfth Amendment to Credit Agreement dated as of November 1, 2019 (as amended and as may be further amended or restated from time to time, the “Credit Agreement”).

B.                                    The parties now desire to amend certain terms of the Credit Agreement as set forth herein.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I           AMENDMENTS. Subject to Article III hereof, the Credit Agreement is amended as follows:

1.1          The following definitions are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical location:

“Thirteenth Amendment” means the Thirteenth Amendment to Credit Agreement dated May 1, 2020 between Borrower and Lender.

“Thirteenth Amendment Effective Date” means dated May 1, 2020.

1.2          The following definitions in Section 1.01 of the Credit Agreement are amended to read as follows:

“Bond Financing” means (1) an offering of up to [***] Senior Unsecured Notes substantially on the terms and conditions described on Exhibit A to the Third Amendment to Credit Agreement; (2) an offering of up to [***] Senior Unsecured Notes substantially on the terms and conditions described on Exhibit A to the Ninth Amendment to Credit Agreement; and (3) an offering of up to [***] Senior Unsecured Notes substantially on the terms and conditions described on Exhibit A to the Thirteenth Amendment.

“Borrower” means Quicken Loans, LLC, a Michigan limited liability company, formerly known as Quicken Loans Inc., a Michigan corporation.

1.3          Section 6.03(a) of the Credit Agreement is amended to read:

(a)           Borrower will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all, substantially all, or any material part of its assets (in each case, whether now owned or hereafter acquired, but excluding the sale of Mortgage Assets in the ordinary course of its business and the sale of obsolete equipment that is not material in amount), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing (i) any Subsidiary may merge into Borrower in a transaction in which Borrower is the surviving entity, (ii) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to Borrower or to another Subsidiary, and (iv) any Subsidiary may liquidate or dissolve if Borrower determines in good faith that such liquidation or dissolution is in the best interests of Borrower and is not materially disadvantageous to Lender; provided that any such merger involving a Person that is not a Wholly-Owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04. Furthermore, if Borrower requests that Lender consent to Borrower selling a material portion of its assets (including its Mortgage Servicing Rights business or its intellectual property assets) and Lender does not consent, then Borrower may nonetheless consummate the proposed sale (each, a “Specified Sale”) without an Event of Default being treated as occurring if before or simultaneous with the closing of the proposed sale Borrower pledges to Lender (in documents acceptable to Lender) Unencumbered and Unrestricted Cash in an amount equal to the outstanding Loans and Letters of Credit. After a Specified Sale, in addition to all other conditions in this Agreement, Lender does not

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have any obligation to make any Loan or issue or renew any Letter of Credit unless Borrower pledges to Lender (in documents acceptable to Lender) Unencumbered and Unrestricted Cash in an amount equal to the new Loan or new or renewed Letter of Credit.

1.4          Section 8.01(a) of the Credit Agreement is amended to read:

(a)           Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, or sent by telecopy, as follows:

(i)                                     if to Borrower, to it at:

Quicken Loans, LLC

1050 Woodward

Detroit, MI 48226

Attention: Julie Booth

Facsimile No.: (877) 380-4048

Telephone No.: (313) 373-7698

e-mail address: juliebooth@quickenloans.com

With a copy to:

Rock Central LLC
1005 Woodward Avenue
Detroit, Michigan 48226

Telephone No.: (313) 373-3636

Facsimile No.: (855) 961-6349

e-mail address: josebartolomei@rockcentraldetroit.com

Attention: Jose Bartolomei

(ii)                                  if to Lender, to it at:

Fifth Third Bank

One Woodward Avenue

MD: J0WBT1

Detroit, MI 48226

Attention: Yasmeen Jasey

Telephone No.: (313) 230-9021

e-mail address: Yasmeen.Jasey@53.com

With a copy to:

Dickinson Wright PLLC

500 Woodward Avenue, Suite 4000

Detroit, Michigan 48226

Attention: Theodore B. Sylwestrzak

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Facsimile No.: (844) 670-6009

Telephone No.: (313) 223-3036

e-mail address: tsylwestrazk@dickinsonwright.com

ARTICLE II         REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Lender that:

2.1          The execution, delivery, and performance of this Amendment are within its powers, have been duly authorized by all necessary company action and are not in contravention of any law, the terms of its Articles of Organization or Operating Agreement, as applicable, or of any undertaking to which it is a party or by which it or its properties is bound.

2.2          This Amendment is the legal, valid, and binding obligation of the Borrower, enforceable against it in accordance with the respective terms hereof.

2.3          After giving effect to the amendments herein contained, the representations and warranties in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Event of Default or Default exists or is continuing on the date hereof.

ARTICLE III       CONDITIONS OF EFFECTIVENESS.

This Amendment is effective as of the date hereof when each of the following conditions is satisfied:

3.1                               This Amendment is duly executed on behalf of the Borrower and the Lender.

3.2                               Borrower has paid Lender’s legal counsel its outstanding legal fees with respect to Borrower.

3.3          Such other documents and items, and completion of such other matters in connection with this Amendment, as the Lender may reasonably request.

ARTICLE IV        MISCELLANEOUS.

4.1          From and after the date of this Amendment, references in the Credit Agreement or in any other Loan Document to the Credit Agreement are treated as references to the Credit Agreement as amended by this Amendment and as further amended from time to time.

4.2                               The Obligations are due and owing without setoff, counterclaim, or defense.

4.3                               Terms used but not defined herein shall have the same meanings as in the Credit Agreement.

4.4          This Amendment is governed by and construed in accordance with the laws of the State of Michigan.

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4.5          The Borrower agrees to pay the reasonable fees and expenses of counsel for the Lender in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby.

4.6          This Amendment may be signed in any number of counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile signatures and electronic signatures sent in PDF format are treated as originals.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

QUICKEN LOANS, LLC, formerly known as
QUICKEN LOANS INC.

By:	/s/ Julie Booth
	Name:	Julie Booth
	Title:	Chief Financial Officer

FIFTH THIRD BANK

By:	/s/ Yasmeen Jasey
Name: Yasmeen Jasey, Vice President

REAFFIRMATION

The undersigned is a party to the Agreement Regarding RHI Credit Facility dated May 24, 2017 with Lender (the “Related Agreement”). To induce Lender to enter into the Thirteenth Amendment to Credit Agreement, and for other good and valuable consideration the adequacy and receipt of which is acknowledged, the undersigned agrees that:

1.             The Related Agreement remains in full force and effect, is ratified and confirmed, remains binding on us, and extends to and covers all Obligations. All references to the Credit Agreement in the Related Agreement are to the Credit Agreement as amended by the Thirteenth Amendment. All of Borrower’s Obligations and Indebtedness to Lender (including under the Credit Agreement as amended by the Thirteenth Amendment) are part of the Fifth Third Bank Debt (as defined in the Related Agreement).

2.             We consent to the Thirteenth Amendment, we represent that we have read all of the Thirteenth Amendment and its Exhibits, and we agree that the Recitals are accurate.

3.             Lender does not have to obtain our consent or reaffirmation to any other agreements or modifications to the Loan Documents or Lender’s relationship with Borrower.

ROCK HOLDINGS, INC.

By:	/s/ Matt Rizik
Matt Rizik, Treasurer and Chief Financial Officer

EXHIBIT A

EXHIBIT A

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